Prepared by and
Upon recording return to:
G. Alan Howard, Esq.
Milam & Howard, P.A.
50 N. Laura Street, Suite 2900
Jacksonville, Florida 32202


                         MORTGAGE AND SECURITY AGREEMENT


THIS MORTGAGE AND SECURITY AGREEMENT is made on 23rd day of May, 2002 by BANSGROVE LIMITED, a company organized under the laws of the British Virgin Islands having an address c/o Joel Magolnick, Esq., Moscowitz Moscowitz & Magolnick, P.A., 1111 Brickell Avenue, Suite 2050, Miami, Florida 33131 ("Mortgagor"), and delivered to UNIVERSAL BEVERAGES HOLDINGS CORPORATION, a Florida corporation having an address at: 3301 Main Street, Leesburg, Florida 34748 ("Mortgagee").

Background

Mortgagor is the holder, by assignment of certain foreclosure judgments ("Judgments") against Mortgagee. Rather than exercising its right of foreclosure, Mortgagor has this date entered into a Purchase and Sale Agreement (the "Purchase Agreement") pursuant to which it has acquired the Mortgage Property (as defined below) from Mortgagee. As consideration therefor, Mortgagor has cancelled the Judgment and executed and delivered to Mortgagee a promissory note in the principal sum of ONE MILLION SIXTY ONE THOUSAND ONE HUNDRED THREE AND 00/100 ($1,061,103.00) DOLLARS as evidenced by that certain Promissory Note ("Note") of even date herewith made by Mortgagor payable to the order of Mortgagee, in the original principal amount of $1,061,103.00, maturing June 1st,
                                                                       --------
2004, which Note, together with any and all renewals, replacements, extensions, modifications, substitutions, consolidations, and any and all other certificates or evidences of the indebted-ness evidenced by such Note, are herein jointly and severally called "the Note." Mortgagor's payment of the Note is secured by this Mortgage.

1. DEBT. In addition,  Mortgagor,  as Landlord,  and Mortgagee,  as Tenant, have
   ----
entered into a Lease of even date herewith (the "Lease"), pursuant to which Mortgagor has leased the Mortgage Property to Mortgagee. The obligations secured by this Mortgage are as follows (jointly and severally, the "Indebtedness"):

(a) NOTE. Payment of all sums from time to time evidenced by the Note; and
    ----

(b) ADVANCES. Any sums properly advanced by Mortgagee in the manner provided in,
    --------
or for the protection of the security of, this Mortgage, including all sums advanced pursuant to Paragraphs 7 or 8 of this Mortgage; and

(c) COSTS. All costs,  expenses,  losses,  and damages  sustained or incurred by
    -----
Mortgagee because of any default in payment or performance as the case may be, of any provision contained in the Note, or in realizing on, protecting, perfecting, defending, or enforcing, or any combination, the security of this Mortgage, including reasonable Attorneys' Fees in connection with enforcement of this Mortgage or in response to any request for any action on the part of Mortgagee by Mortgagor regardless of whether a lawsuit is brought, and for all administrative, trial, and appellate proceedings, if any.

As used in this Mortgage, the term "this Mortgage" includes any and all amendments, modifications, extensions, renewals, replacements, substitutions, and consolidations of this Mortgage. Mortgagor will pay the Indebtedness and perform other covenants, as the case may be, in accordance with the terms and provisions of this Mortgage, the Note, and the Lease executed between Mortgagor and Mortgagee of even date herewith.

2. SECURITY.  In  consideration  of the  indebtedness  evidenced by the Note and
   --------
other valuable considerations, the receipt and sufficiency of which are hereby jointly and severally acknowledged, Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey, assign, and confirm to Mortgagee and its successors and assigns, and does hereby grant to Mortgagee and its successors and assigns, the benefit of a lien on, and a security interest in, Mortgagor's fee simple ownership interests in all of the following property, whether real, personal, or mixed, tangible or intangible, and whether now or hereafter existing, to the extent and on the terms and conditions set forth in this
Mortgage:

(a) LAND. The Land referred to in this Mortgage and Security Agreement described
    ----
as follows:

                                 SEE EXHIBIT "A"

(b) IMPROVEMENTS. All buildings, structures, betterments, and other improvements
    ------------
owned by Mortgagor of any nature now or hereafter situated in whole or in part on the Land, regardless of whether physically affixed to the Land or severed or capable of severance from the Land (the "Improvements").

(c) APPURTENANCES.  The benefit of all easements, tenements,  hereditaments, and
    -------------
appurtenances and other rights of any nature whatsoever in the Land or the Improvements or both, including the benefit of all rights of way, streets, alleys, passages, railroad sidings, drainage rights, sewer rights, and rights of ingress and egress to the Land and all adjoining property, whether now existing or hereafter arising, together with the reversion or reversions, remainder or remainders, rents, issues, incomes, and profits of any of the foregoing.

(d) TANGIBLE PROPERTY.  All of Mortgagor's right,  title, and interest in and to
    -----------------
all fixtures, equipment, and tangible personal property of any nature whatsoever owned by Mortgagor that is hereafter (i) attached or affixed to the Land, the

Improve-ments, or both, (ii) situated on or about the Land, the Improvements, or both, regardless of whether physically affixed to the Land, severed, or capable of severance from the Land, or (iii) used, usable, and intended to be used in connection with any present or future use or operation of or on the Land, regardless of where situated. The foregoing includes without limitation all signs and displays; all machinery and equipment used by Mortgagor or any affiliate and/or subsidiary as the case may be in the operation of the Mortgagor's business,-- all heating, air conditioning, lifting, incinerating, and power equipment; all engines, compressors, pipes, pumps, tanks, motors, conduits, wiring, and switchboards; all plumbing, lighting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, and communications apparatus; all boilers, furnaces, oil burners, vacuum cleaning systems, elevators, and escalators; all stoves, ovens, ranges, disposal units, dishwashers, water heaters, exhaust systems, refrigerators, cabinets, and partitions; all rugs, draperies, and carpets; all laundry equipment; all building materials; all furniture, furnishings, office equipment, and office supplies (including stationery, letterheads, bill heads, and items of a similar nature); and all additions, accessions, renewals, replacements, and substitutions of any or all of the foregoing. The items of property encumbered by this subparagraph are individually and collectively referred to as the "Tangible Property."

(e)  PROCEEDS.  Subject  to the  provisions  of  Paragraphs  11  and 12 of  this
     --------
Mortgage, all proceeds of the conversion, voluntary or involuntary, of any of the property encumbered by this Mortgage into cash or other liquidated claims, or that are otherwise payable for injury to, or the taking or requisitioning of, any such property, including all insurance and condemnation proceeds as provided in this Mortgage.

(f) CONTRACT RIGHTS AND ACCOUNTS.  All of Mortgagor's  right, title and interest
    ----------------------------
in and to any and all assignable contracts, written or oral, express or implied, now existing or hereafter entered into or arising in any manner related to the improvement, use, operation, sale, conversion, or other disposition of any interest in the Land, Improvements, Tangible Property, or any combination, including any and all deposits, prepaid items, and payments due and to become due thereunder, and including construction contracts, service contracts, advertising contracts, purchase orders, and equipment leases; but reserving to Mortgagor the use and benefit of all such contracts, deposits, prepaid items, payments, and proceeds, unless and until Mortgagor defaults under this Mortgage. Notwithstanding the foregoing, Mortgagee will not be bound by any of Mortgagor's obligations under any of the foregoing contracts unless and until Mortgagee elects to assume them in writing.

(g) OTHER INTANGIBLES.  All contract rights, accounts,  instruments, and general
    -----------------
intangibles, as such terms from time to time are defined in the Uniform Commercial Code as adopted in Florida, in any manner related to the use, operation, sale, conversion, or other disposition (voluntary or involuntary) of the Land, Improvements, Tangible Property, including all permits, licenses, insurance policies, rights of action, and other choses in action.

The Land, Appurtenances, Improvements, and Tangible Property are jointly and severally called the "Mortgage Property" in this Mortgage. The portion of the property encumbered by this Mortgage that from time to time consists of intangible personal property, is referred to as the "Intangible Collateral." All such Mortgage Property, Intangible Collateral, and all other security described in this section are sometimes hereinafter and in the Note referred to as the "Security." Wherever used in this Mortgage, the use of the terms "Security," "Mortgage Property," and "Intangible Collateral" means and includes all or any portion thereof that may be or is applicable in the context in which such term is used.

3.  SECURITY  AGREEMENT.  To the extent any of the property  encumbered  by this
    -------------------
Mortgage from time to time constitutes personal property subject to the provisions of the Uniform Commercial Code as adopted in Florida, this Mortgage constitutes a "Security Agreement" for all purposes under the Code. Without limitation, Mortgagee, at its election, on any Event of Default under this Mortgage, will have all rights, powers, privileges, and remedies from time to time available to a secured party under the provisions of the Code with respect to such property. Notwithstanding any provision of this Mortgage to the contrary, Mortgagor may remove, dispose of, or both remove and dispose of, in any manner, any portion of the Tangible Property and have and retain the proceeds from any such disposition to Mortgagor's exclusive use and benefit, as long as (i) such removal and/or disposition will not materially and adversely affect the operation of the Mortgage Property for its intended purposes; and
(ii) Mortgagor immediately furnishes Mortgagee with substitute collateral of equal or better quality and value; and (iii) an Event of Default has not occurred under this Mortgage; and (iv) any and all damage to the Land, Improvements, and other Tangible Property resulting from such removal and/or substitution, is promptly repaired at Mortgagor's cost; and (v) such disposition is not as security for the performance of an obligation; and (vi) Mortgagee's prior written consent is obtained for any removal that requires any structural alterations or repairs to the Land, the Improvements, or both, or any removal of any Tangible Property that, singly or in the aggregate, has a replacement cost of more than $5,000.00 or $20,000.00 in the aggregate except in connection with direct substitutions or replacements requiring no structural alterations or repairs.

3.1  SECURITY.  Notwithstanding  the  foregoing  or any other  provision of this
     --------
Mortgage to the contrary, Mortgagor and Mortgagee intend and agree that, unless and until Mortgagee affirmatively elects otherwise, all right, title, and interest of Mortgagor in and to the Security (excepting only furniture, furnishings, office equipment, and office supplies) constitutes an interest in real property for all purposes, regardless of whether (i) any or all such property is physically attached to the Land or Improvements; (ii) serial numbers are used to identify certain items thereof; or (iii) such items are referred to, generally or specifically, in any financing statement filed or recorded at any time. Without limitation, the parties intend and agree that the inclusion of the Security or any rights therein or proceeds thereof in any such financing statement will not operate to alter any of Mortgagee's rights as determined by this Mortgage or otherwise available at law or in equity, or to impair the priority of the lien or security interest granted by this Mortgage. The parties instead intend and agree that, unless and until Mortgagee affirmatively elects otherwise, the inclusion of any or all such items in any such financing statement is for the sole purpose of Mortgagee's protection only if, as, and when it is or may be deter-mined that notice of Mortgagee's priority of interest in any or all such property, to be effective against a particular class of persons (including the federal government and any subdivisions or entity of the federal government), must be perfected in the manner required by the Uniform Commercial Code as adopted in Florida.

4.  AFTER-ACQUIRED  PROPERTY.  Without  the  necessity  of  any  further  act of
    ------------------------
Mortgagor or Mortgagee, the lien of, and security interest created by, this Mortgage automatically will extend to and include (a) any and all renewals, replacements, substitutions, accessions, proceeds, products, or additions of or to the Security; and (b) any and all money and other property that from time to time, either by delivery to Mortgagee or by any instrument (including this Mortgage), may be subjected to such lien and security interest by Mortgagor, or by anyone on behalf of Mortgagor, or with the consent of Mortgagor, or that otherwise may come into the possession or otherwise be subject to the control of Mortgagee pursuant to this Mortgage.


5. TITLE WARRANTIES.  Mortgagor  covenants with Mortgagee and its successors and
   ----------------
assigns (including any person who acquires all or any portion of the Security by foreclosure of the lien of this Mortgage or by deed or other proceeding in lieu thereof) that (a) Mortgagor has good and marketable title to the Security, and is indefeasibly seized of the Improvements and such of the Tangible Property as constitutes, or is or may be determined to be, fixtures or equipment, in fee simple; (b) Mortgagor has full power, lawful right, and authority to convey such estate and title as set forth in this Mortgage and to encumber the same with the lien of this Mort-gage; (c) Mortgagor has the full power, lawful right, and full authority to grant Mortgagee a prior perfected security interest in all portions of the property described in this Mortgage that may constitute property subject to the pro-visions of the Uniform Commercial Code as adopted in Florida; and (d) other than those liens, encumbrances and security interests of record or otherwise previously disclosed to Mortgagee the Security is free and clear of all liens, encumbrances, and security interests of any nature except for the lien of taxes and assessments not yet due and payable.

6. LIENS. Other than those liens,  encumbrances and security interests of record
   -----
or created by Mortgagee, or otherwise previously disclosed to Mortgagee, Mortgagor will not create, or permit to be created or remain, without Mortgagee's prior written consent, and will promptly discharge, any and all liens or encumbrances on, or security interests in, the Security or any combination or part thereof created by Mortgagor, whether consensual, common law, statutory, voluntary, involuntary, or arising by operation of law. Notwithstanding the foregoing, Mortgagor may contest the amount, validity, and enforceability of any involuntary or nonconsensual lien, encumbrance, or security interest, including those arising by operation of law, in the manner provided in Paragraph 10, with the exception of such liens as are in existence as of the date hereof or are created by the action or inaction of Mortgagee.

7. FURTHER  ASSURANCES.  Mortgagor from time to time will execute,  acknowledge,
   -------------------
   -------------------
subscribe, and deliver to or at the direction of Mortgagee such further assurances as Mortgagee may require for the purpose of evidencing, perfecting, or confirming the lien and security interest created by this Mortgage. Without limitation of the foregoing, Mortgagor will defend, indemnify, and hold
Mortgagee harmless with respect to any lawsuit or proceeding in which the validity, enforceability, or priority of the lien or security interest or both, created by this Mortgage is endangered or attacked, directly or indirectly. If Mortgagor fails to undertake the defense of any such claim in a timely manner, or fails to furnish Mortgagee with reasonable security for such defense, or, in Mortgagee's sole determination, fails to prosecute such defense with due diligence and by appropriate proceedings, Mortgagee is authorized to take, at the expense of Mortgagor, all necessary and proper action in defense of any such claim, including the retention of legal counsel, the prosecution or defense of litigation, and the compromise or discharge of claims, including payment of all costs and reasonable attorneys' and legal assistants' fees. Any costs, expenses, and losses so incurred by Mortgagee, including reasonable attorneys' fees and legal assistants' fees, regardless of whether a lawsuit is brought, and for all administrative trial and appellate proceedings, if any, will constitute advances by Mortgagee as provided in the following paragraph.

8. REMEDIAL ADVANCES.  If Mortgagor defaults in the observance or performance of
   -----------------
any of the provisions of this Mortgage, Mortgagee, without waiving or otherwise impairing any other right or remedy of Mortgagee, at its sole option but without obligation to do so, and without demand on Mortgagor, may make such payment or take such action as Mortgagee deems necessary or appropriate to correct such default or to protect the security of this Mortgage. All payments so made, together with all costs and expenses so incurred, will be added to the principal amount due under the Note and thereafter will bear interest at the rate then payable as provided for in the Note, and will be secured by the lien and security interest granted by this Mortgage. For the foregoing purposes, Mortgagee is authorized to enter onto the Mortgage Property; to appear in and defend any action or proceeding purporting to affect the security of this Mortgage, or of Mortgagee's rights or powers thereunder; to pay, purchase, contest, or compromise any encumbrance, charge, or lien that in the reasonable judgment of Mortgagee appears to adversely affect the Security; and to take whatever other action Mortgagee in its discretion deems necessary or appropriate in exercising any such rights. Mortgagor immediately and without demand will pay all sums so expended by Mortgagee, with interest from the date of each such expenditure at the rate then payable as provided in the Note.

9. IMPOSITIONS. Mortgagee will pay or cause to be paid when due (a) all property
   -----------
taxes, assessments, water, sewer, utility, and other rents, rates, and charges, including all excises, taxes, levies, license fees, permit fees, and other fees and charges, whether general or special, ordinary or extraordinary, foreseen or unforeseen, that may be assessed, levied, or imposed on the Security, or any combination, or otherwise arising with respect to the occupancy, use, possession, or disposition thereof, whether or not the failure to pay the same might result in the creation of a lien on the Security; (b) all franchise, excise, and other taxes, fees, and charges assessed, levied, or imposed with respect to Mortgagor's right to do business on or from the Mortgage Property;
(c) all taxes and fees (except for state and federal income taxes and state intangible taxes on the Indebtedness levied by any state other than Florida, unless any such tax is in lieu of, or a credit against, any other tax payable by Mortgagor) that may be levied by the United States or any state or political subdivision of the United States on Mortgagee in connection with or on this Mortgage, or the Indebtedness, or its payment, or collection, or any combination; and (d) all lawful claims and demands of mechanics, laborers, material suppliers, and others that, if unpaid, might result in the creation of a lien on the Security. The items payable under this paragraph are individually and collectively called "Impositions"; and except as hereinafter provided, nothing contained in this paragraph will require the payment of any Imposition as long as the amount, validity, or enforceability thereof is contested by appropriate proceedings, as provided in the following paragraph. Mortgagee will pay the state and local real and tangible personal property taxes.

10. CONTESTS.  Mortgagee may contest, by any and all appropriate administrative,
    --------
trial, or appellate proceedings, or any combination, and in Mortgagor's name, if required by law, the amount, validity, enforceability, or application of any Imposition, legal requirement, or other obligation that Mortgagor is required to pay or perform to any person or entity other than Mortgagee by any provision of this Mortgage if and only for as long as (a) such contest suspends the collection or enforcement of the items contested; (b) no part of the Security will be subject to loss, sale, or forfeiture before final determination of any such contest; (c) neither Mortgagor nor Mortgagee will be subject to any criminal liability; (d) Mortgagor furnishes such security as may be required by law in connection with each such contest; (e) the value, usefulness, and marketability of the Mortgage Property will not be adversely impaired by any such contest; (f) Mortgagor otherwise continues to pay or perform, as the case may be, the Indebtedness as required by this Mortgage; (g) Mortgagor otherwise is not in default under any provision of this Mortgage; (h) each such contest is continuously prosecuted diligently to final determination; (i) Mortgagor pays, or causes to be paid, and defends, indemnifies, and holds Mortgagee harmless against and from, any and all losses, judgments, decrees, and costs (including all reasonable attorneys' fees) incurred in connection with each such contest;
(j) Mortgagor, promptly following final determination of each such contest, fully pays and discharges all amounts that may be levied, assessed, charged, imposed, or otherwise determined to be payable, together with all penalties, fines, interest, costs, and expenses, and otherwise complies with such final determination at Mortgagor's sole cost and expense; and (k) if Mortgagor has failed to comply with the requirements of clause (d) hereof, or if Mortgagor is not required by law to furnish security pursuant to clause (d) hereof, Mortgagor furnishes Mortgagee with such security as Mortgagee reasonably may require to ensure Mortgagor's compliance with all of the foregoing requirements. As long as Mortgagor complies with the foregoing and Mortgagee is promptly reimbursed for all costs and expenses incurred, Mortgagee will cooperate with Mortgagor in connection with any such contest.

11. CONDEMNATION. If all or any part of the Security or any interest in or right
    ------------
accruing to it, or any combination, is taken as a result of, or in lieu or in anticipation of, the exercise of the right of condemnation or eminent domain, or by reason of the temporary requisition of the use or occupancy of the Mortgage Property, in any event by any govern-mental or quasi-governmental authority, civil or military, or any other party entitled to exercise such powers by law, general or special, or if it is devalued or otherwise adversely affected by any of the foregoing actions, all proceeds payable with respect to any such action shall be disbursed in accordance with the schedule set forth in paragraph 8 of the Note.

12.  PROCEEDS.  All  proceeds  payable  with  respect  to any  casualty  loss or
     --------
condemnation involving the Mortgage Property, as provided in the preceding two paragraphs, or for any private trespass or other injury to, or devaluation of, the Security or any combination, shall be disbursed in accordance with the schedule set forth in paragraph 8 of the Note.


13. CONDITION. Intentionally omitted.
    ---------

14.  DEFAULT.  The occurrence of any of the following (time being of the essence
     -------
as to this Mortgage and all of its provisions) constitutes a default by Mortgagor under this Mortgage:

(a) Scheduled Payment . Mortgagor's  failure to make any payment required by the
    -----------------
Note within 10 days of the date such payment is due, without notice or demand.

(b) Monetary Default.  Mortgagor's failure to make any other payment required by
    ----------------
this Mortgage within 10 days after demand.

(c) Other. Mortgagor's continued failure to perform any other obligation imposed
    -----
on Mortgagor by this Mortgage, or the occurrence or nonoccurrence of any other event that expressly constitutes a default under any provision of this Mortgage, except those specified in the following sub-paragraphs, for a period of twenty
                                                                          ------
20 days after demand; provided (i) if Mortgagor reasonably cannot perform within
-------
such twenty 20-day  period,  and  Mortgagee's  security  reasonably  will not be
     -------------
impaired, Mortgagor may have such additional time to perform as Mortgagor reasonably may require, provided and for so long as Mortgagor proceeds with due diligence; and (ii) if Mortgagee's security reasonably will be materially impaired if Mortgagor does not perform in less than twenty 20 days, Mortgagor will have only such period following demand in which to perform as Mortgagee reasonably may specify.

(d) Representation.  If any representation or warranty of Mortgagor or Guarantor
    --------------
(as hereinafter defined) contained in this Mortgage, or in any certificate delivered pursuant hereto or thereto, or in any other instrument or statement furnished in connection with the Loan, herewith or therewith, proves to be incorrect or misleading in any material respect as of the time when the same shall have been made, including, without limitation, any and all financial statements furnished by Mortgagor to Mortgagee as an inducement to Mortgagee's making the loan evidenced by the Note or hereafter furnished pursuant to any provision of this Mortgage or the Loan Agreement.

(e) Bankruptcy.  If Mortgagor,  any of its Affiliates or  Subsidiaries-,  or any
    ----------
guarantor of the Indebtedness (hereinafter "Guarantor") files a voluntary petition in bankruptcy or for reorganization or an arrangement pursuant to the Federal Bankruptcy Code or any similar law, federal or state, now or hereafter in effect, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due, or suspends payment of its obligations, or takes any action in furtherance of the foregoing; or if Mortgagor, Affiliates or Subsidiaries, or Guarantor consents to the appointment of a receiver, trustee, liquidator, or other similar representative of Mortgagor, Affiliates or Subsidiaries, or Guarantor or of the Mortgage Property, or any of them; or if a petition or an answer proposing an adjudication of the Mortgagor, Affiliates or Subsidiaries, or Guarantor as a debtor, or proposing Mortgagor's or Affiliates or Subsidiaries or Guarantor's reorganization pursuant to the Federal Bankruptcy Code or any similar law, federal or state, now or hereafter in effect, is filed in and approved by any court of competent jurisdiction and the order approving it is not vacated or stayed within 60 days from entry; or if Mortgagor, Affiliates or Subsidiaries, or Guarantor consents to the filing of any such petition or answer, or fails to deny the material allegations of the same in a timely manner.

(f)  Judgments.  With the  exception of judgments on liens  against the Mortgage
     ---------
Property existing of record as of the date hereof, if (i) final judgment, other than a final in connection with any condemnation, and including any judgment or other final determination of any contest permitted by Paragraph 10 of this Mortgage, is entered against Mortgagor that in the sole opinion of Mortgagee (a) adversely affects the value, use, or operation of the Security, or (b) adversely affects, or reasonably may tend to adversely affect, the validity, enforceability, or priority of the lien or security interest created by this Mortgage; or (ii) execution or other final process issues thereon with respect to Security; and (iii) Mortgagor does not discharge the same or provide for its discharge in accordance with its terms or procure a stay of execution thereon, in any event, within 60 days from entry of execution, or shall not within such period, or such longer period during which execution on such judgment shall have been stayed, appeal therefrom or from the order, decree, or process on or pursuant to which such judgment shall have been entered and cause its execution to be stayed during such appeal, or if on appeal such order, decree, or process shall be affirmed and Mortgagor shall not discharge such judgment or provide for its discharge in accordance with its terms within 60 days after the entry of such order or decree of affirmation, or if any stay of execution on appeal is released or otherwise discharged.

(g) Liens.  Other than liens of record as of the date  hereof,  if any  federal,
    -----
state, or local tax lien or any claim of lien for labor or materials, or any other lien or encumbrance of any nature whatsoever is recorded against Mortgagor or the Security, and is not removed by payment or transferred to substitute security in the manner provided by law within fifteen 15 days by Mortgagee, or contested by Mortgagor in the manner provided by Paragraph 10.

15.  REMEDIES.  Upon the  occurrence  of any  default  under this  Mortgage,  as
     --------
provided in the preceding paragraph, and continuation beyond any applicable curative period (an "Event of Default"), but not before, Mortgagee without notice may, subject to the provisions of the Note and Lease, exercise any one or more of the following rights and remedies, in addition to all other rights and remedies otherwise available at law or in equity, including statutes enacted after the effective date of this Mortgage:

(a)  Acceleration.   Declare  the  entire  unpaid  amount  of  the  Indebtedness
     ------------
immediately due and payable.

(b) Foreclosure. Foreclose the lien of this Mortgage or obtain possession of the
    -----------
Mortgage Property or both, by any lawful procedure.

(c) Code  Rights.  Exercise  any right or remedy  available  to  Mortgagee  as a
    ------------
secured party under the Uniform Commercial Code as it is from time to time in force and effect in Florida, with respect to any portion of the Security then constituting property subject to the provisions of such Code; or, at Mortgagee's option, treat the Security or any combination as real property or an interest therein for remedial purposes.

(d) Other  Security.  Proceed to realize on any and all other  security  for the
    ---------------
Indebtedness in such order as Mortgagee may elect; and no such action, lawsuit, proceeding, judgment, levy, execution, or other process will constitute an election of remedies by Mortgagee, or will in any manner alter, diminish, or impair the lien and security interest created by this Mortgage.

(e) Advances. Advance such money and take such other action as is authorized by Paragraphs 7 and 8.

16. WAIVER OF CERTAIN RIGHTS.  To the extent permitted by law,  Mortgagor agrees
    ------------------------
that it will not at any time insist on, plead, or in any manner whatever claim or take any benefit or advantage of, any applicable present or future stay, extension, or moratorium law that may affect Mortgagor's performance of the provisions of this Mortgage, or any of Mortgagee's rights or remedies. Mortgagor will not claim, take, or insist on any benefit or advantage of any present or future law providing for the valuation or appraisal of the Security, or any portion, before any sale or sales that may be made under or by virtue of this

Mortgage. To the extent permitted by law Mortgagor expressly waives all benefit or advantage of any such law or laws, and agrees not to hinder, delay, or impede the exercise of any right or remedy permitted to be executed by Mortgagee but to suffer and permit the exercise of every such right or remedy as though no such law or laws were in effect. Mortgagor, for itself and all who may claim under it, waives, to the extent permitted by law, all rights to have the Security, and any other security for the Indebtedness, marshaled upon any foreclosure or otherwise.

17. OTHER  RIGHTS.  No right or remedy  conferred on or reserved to Mortgagee by
    -------------
this Mortgage is intended to be exclusive of any other right or remedy; and each and every right and remedy is cumulative and in addition to any other right or remedy otherwise available. Every right, power, privilege, and remedy granted Mortgagee by this Mortgage, or otherwise available at law or in equity, may be exercised by Mortgagee from time to time as often as Mortgagee deems expedient until the Indebtedness is paid in full. Mortgagee's failure to insist at any time on the strict observance or performance by Mortgagor of any of the provisions of this Mortgage, or to exercise any right or remedy provided for in this Mortgage, will not impair any such right or remedy, nor be construed as a waiver or relinquishment thereof for the future, unless agreed otherwise by Mortgagee in writing. Receipt by Mortgagee of any payment required to be made pursuant to this Mortgage, with knowledge of the breach of any provision of this Mortgage, will not constitute a waiver of such breach unless agreed otherwise by Mortgagee in writing. In addition to all other remedies provided in this Mortgage, Mortgagee will be entitled, to the extent permitted by applicable law, to injunctive relief in the case of a violation, or attempted or threatened violation, of any of the provisions of this Mortgage, or to an order coercing performance of any of the provisions of any of the foregoing.

18.  RELEASE BY  MORTGAGEE.  Mortgagee  from time to time without  notice to any
     ---------------------
person and without affecting the liability of Mortgagor or of any other person (other than any person expressly released by Mortgagee in writing) for the payment of any of the indebtedness, and without affecting the priority or extent of the lien and security interest of this Mortgage (except as to property specifically released by the Mortgagee in writing), may do any or all of the following: (a) release in whole or in part any person liable for payment of any or all of the Indebtedness; (b) extend the time for payment of the Indebtedness, in whole or in part; (c) accept additional or substitute security of any kind;
(d) consent to the creation of any easement in, on, or over the Security or any covenant restricting the use or occupancy of the Security; or (e) release or otherwise deal with the Security.

19.  ESTOPPEL  LETTERS.  As and when from time to time  requested by  Mortgagee,
     -----------------
Mortgagor will execute and deliver, or cause to be executed and delivered, to or at the direction of Mortgagee such estoppel letters, certifying such matters relating to this Mortgage, as Mortgagee may require. Upon 5 days' prior request by Mortgagor, Mortgagee from time to time will execute and deliver to or at the direction of Mortgagor an estoppel letter, certifying such matters relating to this Mortgage as Mortgagor reasonably may request.

20. NO TRANSFER. Intentionally omitted.
    -----------

21. SATISFACTION.  The lien and security interest provided by this Mortgage will
    ------------
continue unimpaired and in full force and effect unless and until the Indebtedness is paid in full, or the Security has been fully released by Mortgagee, whereupon such lien and security interest will be without further force or effect.

22.  ATTORNEY-IN-FACT.  Mortgagor hereby irrevocably  appoints Mortgagee and its
     ----------------
successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee deems appropriate under the terms of this Mortgage, the Note and the Lease, to protect Mortgagee's interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose,
(c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee's security interests and rights in or to any of Security, and (d) while any Event of Default exists, to perform any obligation of Mortgagor hereunder; however: (i) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (ii) any sums advanced by Mortgagee in such performance shall be added to and included in the Indebtedness and shall bear interest at the Default Rate; (iii) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (iv) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section.

23. MISCELLANEOUS.
    -------------

(a) Time of the Essence.  Time is of the essence  with respect to this  Mortgage
    -------------------
and Security Agreement.

(b)  Successors  and Assigns.  This  Mortgage and  Security  Agreement  shall be
     -----------------------
binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns, provided that Mortgagor shall not assign any rights, duties or obligation hereunder.

(c) Singular and Plural. Words used in this Mortgage in the singular,  where the
    -------------------
context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Mortgage shall apply to such words when used in the plural where the context so permits and vice versa.

(d) Phrases.  Except as otherwise  expressly provided herein,  when used in this
    -------
Mortgage, the phrase "including" shall mean: including, but not limited to," the phrase "satisfactory to Mortgagee" shall mean "in form and substance satisfactory to Mortgagee in all respects," the phrase "with Mortgagee's consent" or "with Mortgagee's approval" shall mean "such consent or approval at Mortgagee's sole discretion", and the phrase "acceptable to Mortgagee" shall mean "acceptable to Mortgagee at Mortgagee's sole discretion."

(e) Exhibits and Schedules. The exhibits and schedules attached to this Mortgage
    ----------------------
and Security Agreement are incorporated herein and shall be considered a part of this Mortgage and Security Agreement for the purposes stated herein.

(f) Titles of  Articles,  Sections  and  Subsections.  All titles or headings to
    ------------------------------------------------
articles, sections, subsections or other divisions of this Mortgage, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

(g)  Governing  Law.  This  Mortgage  shall  be  governed  by and  construed  in
     --------------
accordance with the laws of the State of Florida and the applicable laws of the United States of America.

(h) Entire Agreement. This Mortgage,  together with the Note, Lease and Purchase
    ----------------
and Sale Agreement executed as of even date herewith, embodies the entire agreement and understanding between Mortgagee and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof. Accordingly, this Mortgage may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

IN WITNESS WHEREOF, Mortgagor has executed and delivered this Mortgage on the date stated above.


WITNESSES:                                  Bansgrove Limited



_______________________                     By: /S/ Gerardo Hammerer
Print Name ______________


_______________________
Print Name ______________